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                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                                FORM 8-K


                             CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934



     Date of Report (date of earliest event reported): February 19, 1999

     Commission file number 0-8485

                         Grip Technologies, Inc.
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         (Exact name of Registrant as specified in its charter)


          California                                      95-1980894
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  (State or other jurisdiction                         (I.R.S. Employer
of incorporation or organization)                     Identification No.)

     10 Corporate Park, Suite 130
           Irvine, California                                     92606
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(Address of principal executive offices)                       (Zip Code)


                             (949) 252-8500
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          (Registrant's telephone number, including area code)



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(Former name, former address and former fiscal year, if changed since last report)

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Item 5.   Other Events

          The filing due date for Registrant's Form 10-Q for its second quarter ended January 31, 1999 will be on March 15, 1999. Registrant will not be able to file its Form 10-Q on that date and there will be future delays in filing of Registrant's Form 10-Q for the reasons state herein. In addition, Registrant has not filed its Form 10-K for its fiscal year ended July 31, 1998, nor its Form 10-Q for its first quarter ended October 31, 1998. Reference is made to Registrant's Forms 8-K, dated November 20, 1998 and December 21, 1998, which are incorporated by reference regarding the reasons for the delay in filing Registrant's Form 10-K and Form 10-Q

          Registrant had anticipated that it would be able to negotiate a bridge loan with an investor group with which it had been working. At this time no agreement has been reached, and negotiations have terminated. It is unlikely that Registrant will be able to obtain acceptable interim financing at this time.

          Registrant has recently signed a letter of intent with E-Z Sport Grip Company, Inc. wherein Registrant will transfer inventory to E-Z Sport Grip Company in exchange for cash, a note payable and purchase orders totaling $419,707. This transaction will generate significant cash to pay certain vendors and to complete Registrant's delinquent filings.

          As tooling is completed for new major original equipment manufacturers
(OEMs), Registrant should be able to begin delivery of its products to OEMs and anticipates that this will greatly increase its current golf grip sales. Registrant anticipates that all major tooling projects will be completed by the middle of March. Current sales continue to be adversely affected by the decline in sales of many major OEMs and the negative trends in the golf equipment industry generally.

          Registrant continues to implement its cost-savings contingency plans, including the down sizing of Registrant's labor force. Registrant is now seeing the positive effects of its cost-saving measures but continues to experience severe liquidity problems and is monitoring its short-term payables and carefully marshaling its funds to pay critical vendors and suppliers.

          If Registrant is able to successfully negotiate a new agreement with E-Z Sports Grip Company, Inc. and is able to complete and pay for its new tooling projects in a timely manner, Registrant should be able to pay its auditors through cash flows. This would enable Registrant to prepare and file all of its delinquent forms (Form 10-K and Forms 10-Q). There are no assurances that Registrant will be able to do any or all of this.

          This report includes statements which may be forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are subject to certain risks and uncertainties which could cause actual results to differ materially from the forward-looking statements, including, but not limited to, risks related to the golf equipment business in general and market acceptance of the Registrant's product in particular; liquidity issues and constraints affecting Registrant; seasonality of the golf equipment business; Registrant's dependence on a few major customers; scheduling, delivery and cost of tooling; use of third party manufacturers and suppliers; supply delays; and other factors detailed in Registrant's other periodic reports on Forms 10-K, 10-Q and 8-K

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filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof. Registrant undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.


                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               GRIP TECHNOLOGIES, INC.
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                               (Registrant)


Date: February 19, 1999        /S/Sam G. Lindsay
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                               Sam G. Lindsay
                               President and
                               Chief Executive Officer

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